UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2010 (October 5, 2010)

AdvanSource Biomaterials Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts, 01887
(Address of Principal Executive Offices) (Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2010, by vote of the Board of Directors of AdvanSource Biomaterials Corporation (the “Company”), Mr. Mark Tauscher was elected to the Company’s Board of Directors.

Mr. Tauscher, 58, is the President, Chief Executive Officer and a director of PLC Medical Systems, Inc. and PLC Systems, Inc., where he has served in such capacity since January 2000.  Prior to PLC Systems, Inc., he served from November 1998 to December 1999, as Executive Vice President of Sales and Marketing at Quinton Instrument Company, a developer, manufacturer and marketer of cardiology products, medical devices and fitness equipment.  From November 1996 to November 1998, he served as Division President of Marquette Medical Systems, Medical Supplies.  From May 1994 to November 1996, Mr. Tauscher served as General Manager of Hewlett-Packard, Medical Supplies.  Mr. Tauscher received his B.S. degree from Southern Illinois University and is a graduate of the Harvard Business School Program for Management Development.

On October 7, 2010, AdvanSource Biomaterials Corporation issued a press release announcing the appointment of a new member to the Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.                   Regulation FD Disclosure

See Item 5.02 of this Form 8-K.

Item 9.01.                   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                      Description

99.1	Press Release of AdvanSource Biomaterials Corporation dated October 7, 2010.

The information included in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 7.01, “Regulation FD Disclosure,” and Item 9.01, “Financial Statements and Exhibits,” of Form 8-K.  As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

By:  /s/ Michael F. Adams____
Michael F. Adams
President & CEO

Dated:  October 7, 2010

EXHIBIT INDEX

Exhibit No.                      Description

99.1	Press Release of AdvanSource Biomaterials Corporation dated October 7, 2010.